FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 26, 2015

UNITED STATES CELLULAR CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	1-9712	62-1147325
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8410 West Bryn Mawr, Chicago, Illinois		60631
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (773) 399-8900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

This Current Report on Form 8-K is being filed by United States Cellular Corporation (“U.S. Cellular”) to file as Exhibits updated forms of agreements with respect to “named executive officers” of U.S. Cellular as specified in paragraph (e) of Item 5.02 of Form 8-K.

The following forms of award agreement were approved and became effective for use under the United States Cellular Corporation 2013 Long-Term Incentive Plan (the “2013 Long-Term Incentive Plan”) and after February 26, 2015.

1.             Form of 2013 Long-Term Incentive Plan Stock Option Award Agreement for Officers other than the President and CEO:

This form provides for the award of stock options with respect to Company Common Shares to officers other than the President and CEO.  The foregoing description is qualified by reference to the form of the award agreement, which is filed herewith as Exhibit 10.1 and incorporated by reference herein.

2.             Form of 2013 Long-Term Incentive Plan Restricted Stock Unit Award Agreement for Officers other than the President and CEO:

This form provides for the award of restricted stock units with respect to Company Common Shares to officers other than the President and CEO.  The foregoing description is qualified by reference to the form of the award agreement, which is filed herewith as Exhibit 10.2 and incorporated by reference herein.

3.             Form of 2013 Long-Term Incentive Plan Stock Option Award Agreement for the President and CEO:

This form provides for the award of stock options with respect to Company Common Shares to the President and CEO.  The foregoing description is qualified by reference to the form of the award agreement, which is filed herewith as Exhibit 10.3 and incorporated by reference herein.

4.             Form of 2013 Long-Term Incentive Plan Restricted Stock Unit Award Agreement for the President and CEO:

This form provides for the award of restricted stock units with respect to Company Common Shares to the President and CEO.  The foregoing description is qualified by reference to the form of the award agreement, which is filed herewith as Exhibit 10.4 and incorporated by reference herein.

Item 9.01.             Financial Statements and Exhibits.

(d)        Exhibits:

In accordance with the provisions of Item 601 of Regulation S-K, any Exhibits filed herewith are set forth on the Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

United States Cellular Corporation
(Registrant)

Date:	March 2, 2015

By:	/s/ Steven T. Campbell
Steven T. Campbell
Executive Vice President - Finance,
Chief Financial Officer and Treasurer
(principal financial officer)

EXHIBIT INDEX

The following exhibits are filed or furnished herewith as noted below.

Exhibit No.	Description

10.1	Form of Long-Term Incentive Plan Stock Option Award Agreement for Officers other than the President and CEO

10.2	Form of Long-Term Incentive Plan Restricted Stock Unit Award Agreement for Officers other than the President and CEO

10.3	Form of Long-Term Incentive Plan Stock Option Award Agreement for the President and CEO

10.4	Form of Long-Term Incentive Plan Restricted Stock Unit Award Agreement for the President and CEO